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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (Date of earliest event reported):     SEPTEMBER 14, 2000



                       PLAINS ALL AMERICAN PIPELINE, L.P.
             (Exact name of registrant as specified in its charter)



         DELAWARE                      0-9808               13-2898764
      (State or other           (Commission File No.)    (I.R.S. Employer
jurisdiction of Organization)                           Identification No.)


500 DALLAS STREET, SUITE 700
      HOUSTON, TEXAS                                          77002
(Address of Principal Executive                             (Zip Code)
          Offices)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (713) 654-1414



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ITEM 5.  OTHER EVENTS

     On September 14, 2000, the Registrant announced that it and Plains Resources Inc. had agreed in principle with the plaintiffs in two actions to settle such actions. The Registrant's announcement is attached as an exhibit to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

     99.1 -- Press Release of Plains All American Pipeline, L.P., announcing an agreement in principle to settle legal actions.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 15, 2000

                              PLAINS ALL AMERICAN PIPELINE, L.P.
                              By: Plains All American Inc., its general partner


                              By: /s/ TIM MOORE
                                  -------------------
                              Name:  Tim Moore
                              Title:  Vice President


                                     PAA-1


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                                 EXHIBIT INDEX

Exhibit No.         Description
------------        -----------

99.1 Press Release of Plains All American Pipeline, L.P., announcing an agreement in principle to settle legal actions.



5543721.1


                                     PAA-2